SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No. 3)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[x]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to  240.14a-11(c) or  240.14a-12


                         UAL Corporation
.................................................................
        (Name of Registrant as Specified In Its Charter)

                         UAL Corporation
.......... ......................................................
           (Name of Persons(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6
     (j)(2) or Item 22(a)(2) of Schedule 14A.
[ ]  $500 per each party to the controversy pursuant to Exchange
     Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6
     (i)(4) and 0-11.

  (1)  Title of each class of securities to which transaction applies:
  ..............................................................

  (2)  Aggregate number of securities to which transaction
       applies:
  ..............................................................

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  ..............................................................

  (4)  Proposed maximum aggregate value of transaction:
  .............................................................

  (5)  Total fee paid:
  .............................................................

[x]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)  Amount Previously Paid:
  ..............................................................
  (2)  Form, Schedule or Registration Statement No.:
  ..............................................................
  (3)  Filing Party:
  ..............................................................
  (4)  Date Filed:
  ..............................................................






               REMINDER:  YOUR VOTE IS IMPORTANT!
                SEND IN YOUR PROXY BEFORE MAY 16

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ESOP PARTICIPANTS WHO HAVE NOT ALREADY VOTED SHOULD ACT NOW BY
COMPLETING THE VOTING DIRECTION CARD RECENTLY SENT TO THEIR HOME
AND RETURNING IT TO STATE STREET BANK IN THE POSTAGE-PAID
ENVELOPE PROVIDED.

INFORMATION REGARDING STOCKHOLDER PROPOSAL: AS STATED IN THE PROXY STATEMENT, THE BOARD OF DIRECTORS RECOMMENDS THAT ESOP PARTICIPANTS VOTE FOR PROPOSALS 2 THROUGH 5 AND AGAINST PROPOSAL
6. BASED ON THE VOTING RETURNS TO DATE, IT APPEARS THAT SOME EMPLOYEES MAY AUTOMATICALLY BE CHECKING THE "FOR" BOX FOR ALL PROPOSALS.

IF YOU WISH TO VOTE ACCORDING TO THE BOARD OF DIRECTORS'
RECOMMENDATIONS ON ALL PROPOSALS, YOU SHOULD VOTE FOR PROPOSALS 2
THROUGH 5 AND AGAINST PROPOSAL 6.

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